Prudential Jennison Small Company Fund, Inc.
PGIM Jennison Small Company Fund

Supplement dated July 10, 2018 to the Fund’s Currently Effective Prospectus and Statement of Additional Information (SAI)

Effective July 11, 2018, Jonathan M. Shapiro will join John P. Mullman, CFA and Jason M. Swiatek, CFA, as a portfolio manager for the Fund. To reflect this change, the Prospectus and SAI are revised, as follows:

1.	The table in the section of the Prospectus entitled “Summary - Management of the Fund” is hereby revised by adding the following information with respect to Mr. Shapiro:
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Jonathan M. Shapiro	Managing Director	July 2018

2.	In the section of the Prospectus entitled “How the Fund is Managed – Portfolio Managers” is revised by replacing the introduction and adding the following professional biography for Mr. Shapiro:

John P. Mullman, CFA, Jason M. Swiatek, CFA, and Jonathan M. Shapiro, are the portfolio managers for the Fund.

Jonathan M. Shapiro is a Managing Director, smid cap core and financial services portfolio manager and an equity research analyst. He joined Jennison Associates in June 2006. Prior to Jennison, Mr. Shapiro was at Goldman Sachs where he was a vice president and head of the small companies/special situations research group, actively covering small and mid cap stocks in multiple industries, including consumer, industrial, and business services. Mr. Shapiro started as an associate with Goldman in 2001 and spent his entire tenure within the small companies/special situations research group. From 1997 to 1999, Mr. Shapiro worked at KPMG Consulting as a senior consultant for the real estate and hospitality group. Mr. Shapiro also worked with Jones Lang Wootton Realty Advisors (now Clarion Partners) from 1995 to 1997 as a senior analyst. He received a BA, magna cum laude, with high honors in history from Dartmouth College and an MBA from The Wharton School, University of Pennsylvania.

3.	In Part I of the SAI, the table entitled “Portfolio Managers: Information About Other Accounts” is revised by adding the following information pertaining to Mr. Shapiro:
Portfolio Managers	Registered Investment Companies* (Thousands)	Other Pooled Investment Vehicles (Thousands)	Other Accounts* (Thousands)
Jonathan M. Shapiro	1/$36,494	0/$0	0/$0

Information in the above table is as of June 29, 2018.
*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios. Total assets disclosed includes accounts which are managed by, or have an individual portion or sleeve managed by, the portfolio manager.

  In Part I of the SAI, the table entitled “Portfolio Managers: Personal Investments and Financial Interests” is revised by adding the following information pertaining to Mr. Shapiro:

Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies*
Jonathan M. Shapiro	$100,001 - $500,000

Information in the above table is as of June 29, 2018.

*“Investments and Other Financial Interests in the Fund and Similar Strategies” include the indicated Fund and all other investment accounts which are managed by, or have an individual portion or sleeve managed by, the same portfolio manager that utilize mandates, investment objectives or investment strategies that are similar to those of the Fund.

 “Other Investment Accounts” in similar strategies may include other mutual funds, including Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. “Investments” include holdings in the Fund and investment accounts in similar strategies, including shares or units that may be held through a 401(k) or other retirement plan. The dollar ranges for Jonathan M. Shapiro’s investment in the Fund, including certain notional investments in the Fund through a deferred compensation plan for Jennison employees, is as follows: $100,001 - $500,000.

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